EXHIBIT 99.1
A10 Networks Reports Financial Results for the Third Quarter of 2023,
In-Line with Preliminary Results

Board Authorizes New Repurchase Plan Based on Sustained Business Performance

SAN JOSE, Calif., November 7, 2023 -- A10 Networks, Inc. (NYSE: ATEN), a leading provider of cybersecurity and infrastructure solutions, today announced financial results for its third quarter ended September 30, 2023.

Third Quarter 2023 Financial Summary
•Revenue of $57.8 million, in-line with preliminary expectations and down $14.3 million year-over-year due to delays related to North American service provider customers' capital expenditures.
•Enterprise revenue up 7% year-over-year.
•GAAP gross margin of 80.9%; non-GAAP gross margin of 81.8% as a result of continued focus on operational execution of business model goals in spite of near-term volatility in the market.

•GAAP net income of $6.5 million (representing 11.2% of revenue), or $0.09 per diluted share. Year-to-date, GAAP net income was $22.1 million (12.2% of revenue), or $0.29 per diluted share.

•Non-GAAP net income of $12.0 million (representing 20.8% of revenue), or $0.16 per diluted share (non-GAAP EPS).

•Company repurchased 168,000 shares at an average price of $14.52 for a total of $2.4 million. The Board has also authorized a new repurchase plan for up to $50 million.

•The Board of Directors approved a quarterly cash dividend of $0.06 per share, payable on December 1, 2023 to stockholders of record at the close of business on November 17, 2023.

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“Our intentional revenue diversification and proven business model is enabling A10 to navigate a challenging period while maintaining profitability, cash generation and the continued return of capital to shareholders,” said Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks. “Growth in enterprise revenue partially offset delays in service provider spending that resulted in a decline in short-term service provider revenue. We continue to believe opportunities have been delayed, not lost, and that the long-term demand for security and network expansion solutions remains robust, supporting our intermediate-term outlook.”

“A10 remains solidly and systemically profitable, and we adjusted our business priorities to maintain solid profitability as we navigate these macro headwinds,” continued Trivedi. “Our year-to-date Adjusted EBITDA margin was 26.1%, in-line with our stated business goals. Our expense management initiatives are focused on preserving our long-term growth investments, enabling us to maintain strong cash generation and advancing security-focused solutions as our customers navigate economic uncertainty and a higher cost of capital.”

Conference Call
Management will host a call at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, November 7, 2023, to discuss these results. Interested parties may access the conference call by dialing (833) 470-1428 (toll-free) or (646) 904-5544 and referencing access code: 743487.

A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com. The webcast will be archived for at least 90 days. A telephonic replay of the conference call will be available two hours after the conclusion of the live call and will run for seven days and may be accessed by dialing (866) 813-9403 (toll-free) or (929) 458-6194 and entering the passcode 948753.

Forward-Looking Statements
This press release contains “forward-looking statements,” including statements regarding our quarterly dividend payments and repurchase program, strategy, including with respect to expense management, demand and order pattern challenges, positioning and growth. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include any unforeseen need for capital which may require us to divert funds we may have otherwise used for the dividend program or stock repurchase program, which may in turn negatively impact our ability to administer the quarterly dividends or the repurchase of our common stock; a significant decline in global macroeconomic or political conditions that have an adverse impact on our business and financial results; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation; changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on February 27, 2023. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we refer to certain non-GAAP financial measures, including non-GAAP net income, non-GAAP net income per basic and diluted share (or non-GAAP EPS), non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP operating expenses, Adjusted EBITDA and Adjusted EBITDA margin. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income excluding: (i) stock-based compensation and related payroll tax, (ii) impairment expense, (iii) cyber incident remediation expense, (iv) workforce reduction expense and (v) income tax effect of excluding non-GAAP items (i) to (iv) listed above. We define non-GAAP net income per basic and diluted share as our non-GAAP net income divided by our basic and diluted weighted-average shares outstanding. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax, (ii) cyber incident remediation expense and (iii) workforce reduction expense. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating income as our GAAP income from operations excluding (i) stock-based compensation and related payroll tax, (ii) impairment expense, (iii) cyber incident remediation expense and (iv) workforce reduction expense. We define non-GAAP operating margin as our non-GAAP operating income divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) impairment expense, (iii) cyber incident remediation expense and (iv) workforce reduction expense. We define Adjusted EBITDA as our GAAP net income excluding (i) interest and other (income) expense, net, (ii) depreciation and amortization expense, (iii) provision for income taxes, (iv) stock-based compensation and related payroll tax, (v) impairment expense, (vi) workforce reduction expense and (vii) cyber incident remediation expense. We define Adjusted EBITDA margin as our Adjusted EBITDA divided by our GAAP revenue.

Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks
A10 Networks (NYSE: ATEN) provides secure application services and solutions for on-premises, multi-cloud and edge-cloud environments at hyperscale. Our mission is to enable service providers and enterprises to deliver business-critical applications that are secure, available and efficient for multi-cloud transformation and 5G readiness. We deliver better business outcomes that support investment protection, new business models and help future-proof infrastructures, empowering our customers to provide the most secure and available digital experience. Founded in 2004, A10 Networks is based in San Jose, Calif. and serves customers globally. For more information, visit https://www.a10networks.com/ and follow us @A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink / Tom Baumann
FNK IR
646.809.4048 / 646.349.6641
aten@fnkir.com

Brian Becker
Chief Financial Officer
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenue:
Products	$30,260	$45,104	$100,532	$123,624
Services	27,515	26,955	80,751	79,080
Total revenue	57,775	72,059	181,283	202,704
Cost of revenue:
Products	6,815	10,191	22,334	28,342
Services	4,194	4,574	12,354	12,747
Total cost of revenue	11,009	14,765	34,688	41,089
Gross profit	46,766	57,294	146,595	161,615
Operating expenses:
Sales and marketing	21,324	21,605	64,526	66,159
Research and development	17,620	14,360	43,250	41,483
General and administrative	5,613	5,661	18,177	17,160
Total operating expenses	44,557	41,626	125,953	124,802
Income from operations	2,209	15,668	20,642	36,813
Non-operating income (expense), net:
Interest income	1,766	432	3,401	736
Other income (expense), net	987	(871)	653	(1,204)
Non-operating income (expense), net	2,753	(439)	4,054	(468)
Income before provision for income taxes	4,962	15,229	24,696	36,345
Income tax provision (benefit)	(1,507)	3,116	2,643	7,467
Net income	$6,469	$12,113	$22,053	$28,878
Net income per share:
Basic	$0.09	$0.16	$0.30	$0.38
Diluted	$0.09	$0.16	$0.29	$0.37
Weighted-average shares used in computing net income per share:
Basic	74,526	75,881	74,184	76,191
Diluted	75,807	77,679	75,639	78,454

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

GAAP net income	$6,469	$12,113	$22,053	$28,878
Non-GAAP items:
Stock-based compensation and related payroll tax	4,255	3,798	11,752	10,423
Impairment expense	2,975	—	2,975	—
Workforce reduction expense	2,437	—	4,298	—
Cyber incident remediation expense	—	—	732	—
Adoption of tax-effecting non-GAAP items (1)	(4,140)	—	(5,358)	—
Total non-GAAP items	5,527	3,798	14,399	10,423
Non-GAAP net income (1)(2)	11,996	15,911	36,452	39,301
GAAP net income per share:
Basic	$0.09	$0.16	$0.30	$0.38
Diluted	$0.09	$0.16	$0.29	$0.37
Non-GAAP items:
Stock-based compensation and related payroll tax	0.06	0.04	0.15	0.13
Impairment expense	0.04	—	0.04	—
Workforce reduction expense	0.03	—	0.06	—
Cyber incident remediation expense	—	—	0.01	—
Adoption of tax-effecting non-GAAP items (1)	(0.06)	—	(0.07)	—
Total non-GAAP items	0.07	0.04	0.19	0.13

Non-GAAP net income per share: (1)(2)
Basic	$0.16	$0.20	$0.49	$0.51
Diluted	$0.16	$0.20	$0.48	$0.50
Weighted average shares used in computing net income per share:
Basic	74,526	75,881	74,184	76,191
Diluted	75,807	77,679	75,639	78,454

(1)For 2023, we adopted presenting non-GAAP net income impacted for the income tax effect of excluding non-GAAP items. In the three and nine months ended September 30, 2023, the income tax effect represents a non-GAAP profit before tax rate of 18.0%. For the three months ended September 30, 2022, the income tax effect of excluding non-GAAP items would be $2,831 thousand and non-GAAP net income adjusted for the income tax effect of excluding non-GAAP items would be $13,080 thousand, representing a $0.03 decrease in reported non-GAAP net income per share in the table above. The tax effect of $2,831 thousand represents a non-GAAP profit before tax rate of 14.9%. For the nine months ended September 30, 2022, the income tax effect of excluding non-GAAP items would be $5,876 thousand and non-GAAP net income adjusted for the income tax effect of excluding non-GAAP items would be $33,425 thousand, representing a $0.07 decrease in reported non-GAAP net income per share in the table above. The tax effect of $5,876 thousand represents a non-GAAP profit before tax rate of 12.6%.

(2)Net income and earnings per share excluding adjustments are non-GAAP financial measures presented as supplemental financial measures to enable a user of the financial information to understand the impact of these adjustments on reported results. These financial measures should not be considered an alternative to net income, operating income, cash flows provided by operating activities, or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our adjusted net income and earnings per share may not be comparable to similarly titled measures of another company because companies may not all calculate adjusted net income and earnings per share in the same manner.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value, on a GAAP Basis)

	September 30, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$104,152	$67,971
Marketable securities	64,889	83,018
Accounts receivable, net of allowances of $197 and $32, respectively	59,070	72,928
Inventory	23,561	19,693
Prepaid expenses and other current assets	12,959	13,381
Total current assets	264,631	256,991
Property and equipment, net	26,054	19,743
Goodwill	1,307	1,307
Deferred tax assets, net	61,088	63,183
Other non-current assets	24,762	27,881
Total assets	$377,842	$369,105
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,214	$6,725
Accrued liabilities	23,577	37,183
Deferred revenue	79,540	74,340
Total current liabilities	111,331	118,248
Deferred revenue, non-current	56,174	52,652
Other non-current liabilities	13,415	17,193
Total liabilities	180,920	188,093
Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 88,739 and 87,123 shares issued and 74,750 and 73,738 shares outstanding, respectively	1	1
Treasury stock, at cost: 13,989 and 13,384 shares, respectively	(143,606)	(134,934)
Additional paid-in-capital	481,765	466,927
Dividends paid	(33,171)	(19,802)
Accumulated other comprehensive income (loss)	334	(726)
Accumulated deficit	(108,401)	(130,454)
Total stockholders' equity	196,922	181,012
Total liabilities and stockholders' equity	$377,842	$369,105

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Nine Months Ended September 30,
	2023	2022
Cash flows from operating activities:
Net income	$22,053	$28,878
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,845	5,539
Stock-based compensation	11,180	9,818
Other non-cash items	774	49
Changes in operating assets and liabilities:
Accounts receivable	14,056	(11,090)
Inventory	(5,313)	530
Prepaid expenses and other assets	2,033	(2,574)
Accounts payable	(1,183)	(914)
Accrued liabilities	(17,384)	4,001
Deferred revenue	8,722	4,536
Net cash provided by operating activities	41,783	38,773
Cash flows from investing activities:
Proceeds from sales of marketable securities	42,252	6,252
Proceeds from maturities of marketable securities	54,007	48,248
Purchases of marketable securities	(75,064)	(45,699)
Purchases of property and equipment	(7,752)	(8,261)
Net cash provided by investing activities	13,443	540
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	2,996	4,662
Repurchase of common stock	(8,672)	(79,257)
Payments for dividends	(13,369)	(11,512)
Net cash used in financing activities	(19,045)	(86,107)
Net increase (decrease) in cash and cash equivalents	36,181	(46,794)
Cash and cash equivalents—beginning of period	67,971	78,925
Cash and cash equivalents—end of period	$104,152	$32,131

Non-cash investing and financing activities:
Transfers between inventory and property and equipment	$1,445	$642
Purchases of property and equipment included in accounts payable	$2,672	$108

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

GAAP gross profit	$46,766	$57,294	$146,595	$161,615
GAAP gross margin	80.9%	79.5%	80.9%	79.7%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	512	489	1,373	1,248
Workforce reduction expense	—	—	42	—
Cyber incident remediation expense	—	—	3	—
Non-GAAP gross profit	$47,278	$57,783	$148,013	$162,863
Non-GAAP gross margin	81.8%	80.2%	81.6%	80.3%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

GAAP total operating expenses	$44,557	$41,626	$125,953	$124,802

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	(3,743)	(3,309)	(10,379)	(9,175)
Impairment expense	(2,975)	—	(2,975)	—
Workforce reduction expense	(2,437)	—	(4,256)	—
Cyber incident remediation expense	—	—	(729)	—
Non-GAAP total operating expenses	$35,402	$38,317	$107,614	$115,627

A10 NETWORKS, INC.
RECONCILIATION OF GAAP INCOME FROM OPERATIONS
TO NON-GAAP OPERATING INCOME
(unaudited, in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

GAAP income from operations	$2,209	$15,668	$20,642	$36,813
GAAP operating margin	3.8%	21.7%	11.4%	18.2%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	4,255	3,798	11,752	10,423
Impairment expense	2,975	—	2,975	—
Workforce reduction expense	2,437	—	4,298	—
Cyber incident remediation expense	—	—	732	—
Non-GAAP operating income	$11,876	$19,466	$40,399	$47,236
Non-GAAP operating margin	20.6%	27.0%	22.3%	23.3%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

GAAP net income	$6,469	$12,113	$22,053	$28,878
GAAP net income margin	11.2%	16.8%	12.2%	14.2%

Exclude: Interest and other (income) expense, net	(2,753)	439	(4,054)	468
Exclude: Depreciation and amortization	2,537	1,827	6,845	5,539
Exclude: Income tax provision (benefit)	(1,507)	3,116	2,643	7,467
EBITDA	4,746	17,495	27,487	42,352
Exclude: Stock-based compensation and related payroll tax	4,255	3,798	11,752	10,423
Exclude: Impairment expense	2,975	—	2,975	—
Exclude: Workforce reduction expense	2,437	—	4,298	—
Exclude: Cyber incident remediation expense	—	—	732	—
Adjusted EBITDA	$14,413	$21,293	$47,244	$52,775
Adjusted EBITDA margin	24.9%	29.5%	26.1%	26.0%